EXHIBIT 99.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, W. Russell Smith III, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Hartville Group, Inc. on Form 10-KSB for the year ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such 10KSB fairly presents in all material respects the financial condition and results of operations of Hartville Group, Inc.

By:	/s/ W. Russell Smith III

Name:	W. Russell Smith III
Title:	Principal Executive Officer